Filed pursuant to Rule 497(a)
File No. 333-223483
Rule 482ad

 Main Street Capital CorporationNYSE: MAINmainstcapital.com Page 1 Investor Presentation Second Quarter – 2018 Main Street Capital CorporationNYSE: MAINmainstcapital.com

 Disclaimers Main Street Capital Corporation (MAIN) cautions that statements in this presentation that are forward-looking, and provide other than historical information, involve risks and uncertainties that may impact our future results of operations. The forward-looking statements in this presentation are based on current conditions as of August 3, 2018 and include statements regarding our goals, beliefs, strategies and future operating results and cash flows, including but not limited to the equivalent annual yield represented by our dividends declared, the tax attributes of our dividends and the amount of leverage available to us. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made based on various underlying assumptions and are subject to numerous uncertainties and risks, including, without limitation: our continued effectiveness in raising, investing and managing capital; adverse changes in the economy generally or in the industries in which our portfolio companies operate; changes in laws and regulations that may adversely impact our operations or the operations of one or more of our portfolio companies; the operating and financial performance of our portfolio companies; retention of key investment personnel; competitive factors; and such other factors described under the captions “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” included in our filings with the Securities and Exchange Commission (www.sec.gov). We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation is neither an offer to sell nor a solicitation of an offer to buy MAIN’s securities. An offering is made only by an applicable prospectus. This presentation must be read in conjunction with a prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of such a prospectus must be made available to you in connection with any offering. The summary descriptions and other information included herein are intended only for informational purposes and convenient reference. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Before making an investment decision with respect to MAIN, investors are advised to carefully review an applicable prospectus to review the risk factors described therein, and to consult with their tax, financial, investment and legal advisors. These materials do not purport to be complete, and are qualified in their entirety by reference to the more detailed disclosures contained in an applicable prospectus and MAIN’s related documentation. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained herein, and nothing shall be relied upon as a promise or representation as to the future performance of MAIN. Distributable net investment income is net investment income, as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. MAIN believes presenting distributable net investment income and the related per share amount is useful and appropriate supplemental disclosure of information for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing MAIN’s financial performance.

Main Street Capital Corporation Investor Presentation Corporate Overview 2ndQuarter–2018

 Hybrid debt and equity investment strategy, internally managed operating structure and focus on Lower Middle Market differentiates MAIN from other investment firms Internally-managed Business Development Company (BDC) •IPO in 2007 •Over $4.0 billion in capital under management(1) – Over $2.8 billion internally at MAIN(1) – Over $1.2 billion as a sub-advisor to a third party(1) Invests in the under-served Lower Middle Market (LMM) •Targets companies with revenue between $10 million - $150 million; EBITDA between $3 million - $20 million •Provides single source solutions including a combination of first lien, senior secured debt and equity financing Debt investments in Middle Market companies •Issuances of first lien, senior secured and/or rated debt investments •Larger companies than LMM investment strategy Debt investments originated in collaboration with other funds •First lien, senior secured debt investments in privately held companies originated through strategic relationships with other investment funds •Similar in size, structure and terms to LMM and Middle Market investments Attractive asset management advisory business Significant management ownership / investment in MAIN Headquartered in Houston, Texas (1) Capital under management includes undrawn portion of debt capital as of June 30, 2018

 MAIN’s unique investment strategy, efficient operating structure and conservative capitalization are designed to provide sustainable, long-term growth in recurring monthly dividends, as well as long-term capital appreciation, to our shareholders Long-term focus on delivering our shareholders sustainable growth in net asset value and recurring dividends per share Consistent cash dividend yield – dividends paid monthly •MAIN has never decreased its monthly dividend rate •Began paying periodic supplemental dividends in January 2013 and moved to semi-annual supplemental dividends in July 2013 Owns three Small Business Investment Company (SBIC) Funds •Main Street Mezzanine Fund (2002 vintage), Main Street Capital II (2006 vintage) and Main Street Capital III (2016 vintage) •Provides access to 10-year, low cost, fixed rate government-backed leverage Strong capitalization and liquidity position – stable, long-term debt and significant available liquidity to take advantage of opportunities •Favorable opportunities in capital markets through investment grade rating of BBB/Stable from Standard & Poor’s Rating Services •Total SBIC debenture regulatory financing capacity of $350.0 million ($32.2 million undrawn at June 30, 2018)(1) (1) MAIN opportunistically prepaid $4.0 million of existing SBIC debentures during the quarter ended March 31, 2018. As a result, the current effective maximum amount of SBIC debenture financing capacity remaining under its three existing licenses is $346.0 million.

 Focus on LMM equity investments and efficient operating structure differentiates MAIN and provides opportunity for significant total returns for our shareholders Equity investments in LMM portfolio provide both the opportunity to grow net asset value (NAV) per share and generate realized gains to support dividend growth •NAV growth of $11.11 per share (or 86%) since 2007 •Cumulative net realized gains from portfolio investments of $58.1 million since Initial Public Offering •Approximately $2.90 per share in cumulative, pre-tax net unrealized appreciation at June 30, 2018 •Realized gains provide taxable income in excess of net investment income and help fund supplemental dividends Internally managed operating structure provides significant operating leverage •Favorable ratio of total operating expenses, excluding interest expense, to average total assets of approximately 1.5%(1) •Greater portion of gross portfolio returns are delivered to our shareholders •Significant positive impact to Net Investment Income •Alignment of interests between MAIN management and our shareholders (1) Based upon the trailing twelve month period ended June 30, 2018

 MAIN Strategy Produces Differentiated Returns Three Pronged Value Proposition – Three Ways to Win are Better Than One 1. Sustain and Grow Regular Monthly Dividends •77% increase from $0.330 per share in Q4 2007 to declared dividend of $0.585 per share in Q4 2018 •Efficient operating structure provides operating leverage to grow distributable net investment income as investment portfolio and total investment income grow •Never decreased regular monthly dividend (including through 2008/2009 recession) or paid a return of capital distribution •Paid or declared $20.685 per share in regular monthly dividends since October 2007 IPO •Most of MAIN’s peers generate virtually all of their total return through regular dividends •Multi-faceted investment strategy supports growth of regular monthly dividends over various cycles and markets 2. Supplement Regular Monthly Dividends with Semi-Annual Supplemental Dividends •Paid or declared $3.275 per share in supplemental dividends since 2012, resulting in total dividends paid or declared of $23.960 since October 2007 IPO at $15.00 per share •Transitioned to semi-annual supplemental dividend vs. annual supplemental dividend in 2013 •Primarily the product of realized gains on LMM equity investment component of strategy (analogous to PIK income on debt investments from cash flow perspective, but more tax efficient and without a cap on upside) 3. Meaningfully Grow Net Asset Value (“NAV”) Per Share •$12.85 at December 31, 2007 to $23.96 at June 30, 2018 – 86% growth; CAGR of 6.1% •Primarily generated through retained earnings(1) (~25%) and accretive offerings (~75%) •Represents incremental economic return to investors beyond dividends •MAIN’s debt-focused peers (which comprises most BDCs) cannot generate NAV per share growth through the cycles •Unrealized appreciation is a good proxy for future dividend growth without the need for additional capital through growing portfolio dividend income and harvested realized gains from equity investments •Ability to grow NAV per share provides opportunity for MAIN stock share price appreciation and additional shareholder returns (1) Retained earnings includes cumulative net investment income, net realized gains and net unrealized appreciation, net of cumulative dividends paid or accrued

Historical Dividend, Distributable Net Investment Income ("DNII") and Net Asset Value ("NAV") Per Share Growth

MAIN's unique focus on equity investments in the Lower Middle Market provides the opportunity for significant NAV per share growth

MAIN's efficient operating structure provides significant operating leverage, greater dividends and greater overall returns for our shareholders

MAIN's dividends have been covered by DNII and net realized gains – MAIN has never paid a return of capital distribution



Recessionary Period
DNII and Dividends Per Share
NAV Per Share
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$0.00
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Regular Dividends
Supplemental Dividends
DNII per share
NAV per share

- Includes recurring monthly and semi-annual supplemental dividends paid and declared as of August 2, 2018.
- Annual return on equity averaging approximately 13.8% from 2010 through the second quarter of 2018

Main Street Capital Corporation NYSE: MAIN mainstcapital.com

Page 8

MAIN Historical Highlights ($ in millions, except per shares amounts) (1) Through June 30, 2018, unless otherwise indicated (2) Through August 2, 2018

Lower Middle Market (LMM) Investment Strategy LMM investment strategy differentiates MAIN from its competitors and provides attractive risk-adjusted returns Investment Objectives •High cash yield from secured debt investments (11.5% weighted-average cash coupon as of June 30, 2018); plus •Dividend income and periodic capital gains from equity investments Investments are structured for (i) protection of capital, (ii) high recurring income and (iii) meaningful capital gain opportunity Focus on self-sponsored, “one stop” financing opportunities •Partner with business owners and entrepreneurs •Recapitalization, buyout, growth and acquisition capital •Extensive network of grass roots referral sources •Strong and growing “Main Street” brand recognition / reputation Provide customized financing solutions Investments have low correlation to the broader debt and equity markets and attractive risk-adjusted returns

 MAIN targets LMM investments in established, profitable companies Characteristics of LMM provide beneficial risk-reward investment opportunities Large and critical portion of U.S. economy •175,000+ domestic LMM businesses(1) LMM is under-served from a capital perspective and less competitive Inefficient asset class generates pricing inefficiencies •Typical entry enterprise values between 4.5X – 6.5X EBITDA •Typical entry leverage multiples between 2.0X – 4.0X EBITDA to MAIN debt investment Partner relationship with the management teams of our portfolio companies vs. a “commoditized vendor of capital” (1) Source: U.S. Census 2012 – U.S. Data Table by Enterprise Receipt Size; 2012 County Business Patterns and 2012 Economic Census; includes Number of Firms with Enterprise Receipt Size between $10,000,000 and $99,999,999

 MAIN maintains a portfolio of debt investments in Middle Market companies Investment Objective •Generate cash yield to support MAIN monthly dividend Investments in secured and/or rated debt investments •First lien, senior secured debt investments •Floating rate debt investments Larger companies than the LMM investment strategy •Current Middle Market portfolio companies have weighted-average EBITDA of approximately $91.1 million Large and critical portion of U.S. economy •Nearly 200,000 domestic Middle Market businesses(1) More relative liquidity than LMM investments 6% – 10% targeted gross yields •Weighted-average effective yield(2) of 9.4% •Net returns positively impacted by lower overhead requirements and modest use of leverage •Floating rate debt investments provide the opportunity for positive impact on yields if market benchmark interest rates increase (1) Source: National Center for The Middle Market; includes number of U.S. domestic businesses with revenues between $10 million and $1 billion (2) Weighted-average effective yield includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes fees payable upon repayment of the debt instruments and any debt investments on non-accrual status

 Private Loan portfolio investments are primarily debt investments in privately held companies which have been originated through strategic relationships with other investment funds on a collaborative basis, and are often referred to in the debt markets as “club deals” Investment Objectives •Access proprietary investments with attractive risk-adjusted return characteristics •Generate cash yield to support MAIN monthly dividend Investment Characteristics •Investments in companies that are consistent with the size of companies in our LMM and Middle Market portfolios •Proprietary investments originated through strategic relationships with other investment funds on a collaborative basis •Current Private Loan portfolio companies have weighted-average EBITDA of approximately $42.0 million(1) Investments in secured debt investments •First lien, senior secured debt investments •Floating rate debt investments 8% – 12% targeted gross yields •Weighted-average effective yield of 9.8% •Net returns positively impacted by lower overhead requirements and modest use of leverage •Floating rate debt investments provide the opportunity for positive impact on yields if market benchmark interest rates increase (1)This calculation excludes three Private Loan portfolio companies as EBITDA is not a meaningful metric for these portfolio companies

 MAIN’s asset management business represents additional income diversification and the opportunity for greater shareholder returns MAIN’s internally managed operating structure provides MAIN’s shareholders the benefits of this asset management business In May 2012, MAIN(1) entered into an investment sub-advisory agreement with the investment advisor to HMS Income Fund, Inc., a non-listed BDC •MAIN(1) provides asset management services, including sourcing, diligence and post-investment monitoring •MAIN(1) receives 50% of the investment advisor’s base management fee and incentive fees – MAIN(1) base management fee – 1% of total assets – MAIN(1) incentive fees – 10% of net investment income above a hurdle and 10% of net realized capital gains Benefits to MAIN •No significant increases to MAIN’s operating costs to provide services (utilize existing infrastructure and leverage fixed costs) •No invested capital – monetizing the value of MAIN franchise •Significant positive impact on MAIN’s financial results – $2.7 million contribution to net investment income in the second quarter of 2018(2) – $5.3 million contribution to net investment income for the six months ended June 30, 2018(2) – $9.4 million contribution to net investment income for the year ended December 31, 2017(2) – $62.7 million of cumulative unrealized appreciation as of June 30, 2018 (1) Through MAIN’s wholly owned unconsolidated subsidiary, MSC Advisor I, LLC (2) Contribution to Net Investment Income includes (a) dividend income received by MAIN from MSC Advisor I, LLC and (b) operating expenses allocated from MAIN to MSC Advisor I, LLC

 Highly regulated structure provides significant advantages and protections to our shareholders, including investment transparency, tax efficiency and beneficial leverage Operates as a Business Development Company •Regulated by Securities and Exchange Commission - 1940 Act •Publicly-traded, private investment company Regulated Investment Company (RIC) tax structure •Eliminates corporate level income tax •Efficient tax structure providing high yield to investors •Passes through capital gains to investors Small Business Investment Company (SBIC) subsidiaries •Regulated by the U.S. Small Business Administration (SBA) •Access to low cost, fixed rate, long-term leverage •Total SBIC debenture regulatory financing capacity of $350.0 million(1) •Total outstanding leverage of $313.8 million ($32.2 million undrawn at June 30, 2018) through our three wholly owned SBIC Funds(1) •MAIN is a previous SBIC of the Year Award recipient (1) MAIN opportunistically prepaid $4.0 million of existing SBIC debentures during the quarter ended March 31, 2018. As a result, the current effective maximum amount of SBIC debenture financing capacity remaining under its three existing licenses is $346.0 million.

MAIN Corporate Structure – Internally Managed

"Internally managed" structure means no external management fees or expenses are paid, providing operating leverage to MAIN's business. MAIN targets total operating and administrative costs at or less than 2% of assets.

Main Street Capital Corporation (BDC/RIC)

Assets: ~$1,911 million
Line of Credit: $289 million ($655.0 million facility)(1)
Notes: ~$360 million(2)

Main Street Mezzanine Fund, LP (2002 vintage SBIC)

Assets: ~$222 million
SBIC Debt: ~$150 million outstanding(3)

Main Street Capital II, LP (2006 vintage SBIC)

Assets: ~$128 million
SBIC Debt: $46 million outstanding(3)

Main Street Capital III, LP (2016 vintage SBIC)

Assets: ~$200 million
SBIC Debt: $118 million outstanding (~$32 million remaining capacity)(3)

(1) As of June 30, 2018, MAIN's credit facility had $655.0 million in total commitments; MAIN's credit facility includes an accordion feature which could increase total commitments up to $800.0 million. Total commitments under the credit facility were increased to $680.0 million in July 2018.

(2) $185.0 million of 4.50% Notes due December 2022 and $175.0 million of 4.50% Notes due December 2019.

(3) MAIN opportunistically prepaid $4.0 million of existing SBIC debentures during the quarter ended March 31, 2018. As a result, the current effective maximum amount of SBIC debenture financing capacity remaining under its three existing licenses is $346.0 million ($32.2 million undrawn at June 30, 2018).

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
Page 16

 Vince Foster; CPA & JD(1)(2)(3) Chairman and CEO Dwayne Hyzak; CPA(1)(2)(3) President, COO and Senior Managing Director Curtis Hartman; CPA(1)(2)(3) Vice Chairman, CCO(4) and Senior Managing Director • Co-founded MAIN and MAIN predecessor funds (1997) • Co-founded Quanta Services (NYSE: PWR) • Partner in charge of a Big 5 Accounting Firm’s Corporate Finance/Mergers and Acquisitions practice for the Southwest United States • Co-founded MAIN; Joined Main Street group in 2002; affiliated with Main Street group since 1999 • Director of acquisitions / integration with Quanta Services (NYSE: PWR) • Manager with a Big 5 Accounting Firm’s audit and transaction services groups • Co-founded MAIN; Joined Main Street group in 2000 • Investment associate at Sterling City Capital • Manager with a Big 5 Accounting Firm’s transaction services group David Magdol(1)(2) Vice Chairman, CIO(5) and Senior Managing Director • Co-founded MAIN; Joined Main Street group in 2002 • Vice President in Lazard Freres Investment Banking Division • Vice President of McMullen Group (John J. McMullen’s Family Office) Brent Smith; CPA CFO and Treasurer • Joined MAIN in 2014 • Previously CFO with a publicly-traded oilfield services company • Prior experience with a Big 5 Accounting Firm and a publicly-traded financial consulting firm Jason Beauvais; JD SVP, GC, CCO(6) and Secretary • Joined MAIN in 2008 • Previously attorney for Occidental Petroleum Corporation (NYSE: OXY) and associate in the corporate and securities section at Baker Botts LLP

 Cumulative dividends paid or declared from October 2007 IPO (at $15.00 per share) through Q4 2018 equal $23.960 per share(1) TTM Dividends Per Share $3.00 $2.75 Recurring monthly dividend has never been decreased and has shown meaningful (77%) growth since IPO Based upon the current annualized monthly dividends for the fourth quarter of 2018 and the annualized most recent semi-annual supplemental dividend paid in June 2018, the annual effective yield on MAIN’s stock is 7.3%(3), or 5.9%(3) if the $2.50 $2.25 $2.00 $1.75 $1.50 $1.25 $1.00 Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4 20082009201020112012201320142015201620172018 supplemental dividends are excluded Regular Dividends (1) Supplemental Dividends (2) (1) Based upon dividends which have been paid or declared as of August 2, 2018 (2) Includes supplemental dividends which have been paid or declared as of August 2, 2018, with Q4 2018 assuming a TTM supplemental dividend run rate of $0.55 per share. (3) Based upon the closing market price of $39.59 on August 1, 2018

 Diversity provides structural protection to investment portfolio, revenue sources, income, cash flows and shareholder dividends Includes complementary LMM debt and equity investments, Middle Market debt investments and Private Loan debt investments Total investment portfolio at fair value consists of approximately 46% LMM / 25% Middle Market / 22% Private Loan / 7% Other(1) Portfolio investments 181 LMM, Middle Market and Private Loan portfolio companies •Average investment size of $11.4 million •Largest individual portfolio company represents 7.9%(2) of total investment income and 2.7% of total portfolio fair value (most investments are less than 1%) •Five non-accrual investments, which represent 1.2% of the total investment portfolio at fair value and 3.5% at cost. •Weighted-average effective yield of 10.5% Significant diversification •Issuer •Industry •Transaction type (1) Other includes MSC Advisor I, LLC, MAIN’s External Investment Manager (2) Based upon total investment income for the trailing twelve month period ended June 30, 2018 •Geography •End markets •Vintage

 Construction & Engineering, 8%Energy Equipment & Services, 7% Machinery, 5%Commercial Services & Supplies, 5% Media, 5%Diversified Telecommunication Services, 5% IT Services, 4%Hotels, Restaurants & Leisure, 4% Aerospace & Defense, 4%Food Products, 4% Health Care Providers & Services, 4%Specialty Retail, 4% Internet Software & Services, 4%Electronic Equipment, Instruments & Components, 4% Leisure Equipment & Products, 3%Professional Services, 3% Oil, Gas & Consumable Fuels, 3%Computers & Peripherals, 3% Software, 2%Communications Equipment, 2% Diversified Consumer Services, 2%Distributors, 2% Building Products, 2%Construction Materials, 2% Health Care Equipment & Supplies, 1%Internet & Catalog Retail, 1% Road & Rail, 1%Other, 6% (1) Excluding MAIN’s Other Portfolio investments and the External Investment Manager, as described in MAIN’s public filings, which represent approximately 5% of the total portfolio

 Invested Capital by Transaction TypeInvested Capital by Geography (2) LBO/MBO 41% 25%22% 15% 14% 39% 29%9% 6% Acquisition Growth Capital Recapitalization/ Refinancing (1) Excluding MAIN’s Other Portfolio investments and the External Investment Manager, as described in MAIN’s public filings, which represent approximately 5% of the total portfolio (2) Based upon portfolio company headquarters and excluding any MAIN investments headquartered outside the U.S., which represent approximately 3% of the total portfolio

 LMM Investment Portfolio consists of a diversified mix of secured debt and lower cost basis equity investments 70 portfolio companies / $1,084.9 million in fair value •46% of total investment portfolio at fair value Debt yielding 12.2% (69% of LMM portfolio at cost) •98% of debt investments have first lien position •52% of debt investments earn fixed-rate interest •Approximately 850 basis point net interest margin vs. “matched” fixed interest rate on SBIC debentures Equity in 99% of LMM portfolio companies representing 38% average ownership position (31% of LMM portfolio at cost) •Opportunity for fair value appreciation, capital gains and cash dividend income •63% of LMM companies(1) with direct equity investment are currently paying dividends •Fair value appreciation of equity investments supports Net Asset Value per share growth •Lower entry multiple valuations, lower cost basis •$175.3 million, or $2.90 per share, of cumulative pre-tax net unrealized appreciation at June 30, 2018 (1) Includes the LMM companies which (a) MAIN is invested in direct equity and (b) are treated as flow-through entities for tax purposes; based upon dividend income for the trailing twelve month period ended June 30, 2018

 LMM Investment Portfolio is a pool of high quality, seasoned assets with attractive risk-adjusted return characteristics Median LMM portfolio credit statistics: •Senior leverage of 3.3x EBITDA to MAIN debt position •2.6x EBITDA to senior interest coverage •Total leverage of 3.3x EBITDA including debt junior in priority to MAIN •Free cash flow de-leveraging improves credit metrics and increases equity appreciation Average investment size of $13.0 million (less than 1% of total investment portfolio) Opportunistic, selective posture toward new investment activity over the economic cycle High quality, seasoned LMM portfolio •Total LMM portfolio investments at fair value equals 119% of cost •Equity component of LMM portfolio at fair value equals 174% of cost •Majority of LMM portfolio has de-leveraged and experienced equity appreciation

 Construction & Engineering, 12%Energy Equipment & Services, 12% Electronic Equipment, Instruments & Components, 8%Machinery, 7% Professional Services, 6%Food Products, 5% Specialty Retail, 4%Computers & Peripherals, 4% Hotels, Restaurants & Leisure, 4%Internet Software & Services, 4% Commercial Services & Supplies, 3%Leisure Equipment & Products, 3% Building Products, 3%Media, 3% Software, 3%Road & Rail, 3% Diversified Telecommunication Services, 2%IT Services, 2% Construction Materials, 2%Health Care Providers & Services, 2% Diversified Financial Services, 2%Health Care Equipment & Supplies, 1% Consumer Finance, 1%Paper & Forest Products, 1% Air Freight & Logistics, 1%Other, 2%

 Invested Capital by Transaction Type Invested Capital by Geography (1) LBO/MBO Recapitalization/ Refinancing 45% 42% 28%23%6% 37%6% Acquisition 2% 11% Growth Capital (1) Based upon portfolio company headquarters

 High yielding secured debt investments coupled with significant equity Security Position on Debt Capital as a Percentage of Cost Fully Diluted Equity Ownership % participation = Attractive risk-adjusted returns Weighted-Average Effective Yield = 12.2% Average Fully Diluted Equity Ownership = 38% 1st Lien 98% 2nd Lien/ Other 2% 50.0% and greater 30% 1.0% - 24.9% 35% 35% 25.0% - 49.9%

 Original Term Total Interest Coupon (1) < 5 years> 5 years 4%3% N/A – Floating Interest Rate (Wtd. Avg. of 11.7%)(2) 17% Current Interest 16% Current Interest 2% 2% 9% 15% Current Interest 14% Current Interest 50% 19% 13% Current Interest 93% 7% 5% 3% 5 years <10% Current Interest 10% Current Interest 11% Current Interest 12% Current Interest Debt Investments generally have a 5-Year Original Term and ~3.1 Year Weighted-Average Remaining Duration;Weighted-Average Effective Yield of 12.2% on Debt Portfolio (1) Interest coupon excludes amortization of deferred upfront fees, original issue discount, exit fees and any debt investments on non-accrual status (2) Floating interest rates generally include contractual minimum “floor” rates. Interest rate of 11.7% is based on weighted-average principal balance of floating rate debt investments as of June 30, 2018.

Middle Market Investment Portfolio Middle Market Investment Portfolio provides a diversified mix of investments and sources of income to complement the LMM Investment Portfolio 57 investments / $591.6 million in fair value •25% of total investment portfolio at fair value Average investment size of $10.7 million (less than 1% of total portfolio) Investments in secured and/or rated debt investments • 97% of current Middle Market portfolio is secured debt • 89% of current Middle Market debt portfolio is first lien term debt More investment liquidity compared to LMM 92% of Middle Market debt investments bear interest at floating rates(1), providing matching with MAIN’s floating rate credit facility Weighted-average effective yield of 9.4%, representing a greater than 510 basis point net interest margin vs. “matched” floating rate on the MAIN credit facility • Floating rate debt investments (92% floating rate) provide the opportunity for positive impact on yields if market benchmark interest rates increase (1) 94% of floating interest rates on Middle Market debt investments are subject to contractual minimum “floor” rates

 Private Loan Investment Portfolio provides a diversified mix of investments and sources of income to complement the LMM Investment Portfolio 54 investments / $516.8 million in fair value •22% of total investment portfolio at fair value Average investment size of $10.1 million (less than 1% of total portfolio) Investments in secured debt investments • 93% of current Private Loan portfolio is secured debt • 94% of current Private Loan debt portfolio is first lien term debt 87% of Private Loan debt investments bear interest at floating rates(1), providing matching with MAIN’s floating rate credit facility Weighted-average effective yield of 9.8%, representing a greater than 550 basis point net interest margin vs. “matched” floating rate on the MAIN credit facility • Floating rate debt investments (87% floating rate) provide the opportunity for positive impact on yields if market benchmark interest rates increase (1) 92% of floating interest rates on Private Loan debt investments are subject to contractual minimum “floor” rates

 Middle Market & Private Loan Portfolios by Industry (as a Percentage of Cost) Aerospace & Defense, 7%Media, 7% Diversified Telecommunication Services, 7%Commercial Services & Supplies, 7% IT Services, 6%Health Care Providers & Services, 6% Machinery, 5%Construction & Engineering, 5% Hotels, Restaurants & Leisure, 4%Oil, Gas & Consumable Fuels, 4% Communications Equipment, 4%Diversified Consumer Services, 4% Internet Software & Services, 4%Specialty Retail, 4% Energy Equipment & Services, 3%Distributors, 3% Food Products, 3%Leisure Equipment & Products, 2% Internet & Catalog Retail, 2%Software, 2% Construction Materials, 1%Computers & Peripherals, 1% Health Care Equipment & Supplies, 1%Food & Staples Retailing, 1% Capital Markets, 1%Transportation Infrastructure, 1% Other, 5%

 Diversified Middle Market & Private Loan Investments (as a Percentage of Cost) Invested Capital by Transaction TypeInvested Capital by Geography (1) Recapitalization/ Refinancing 38%37% 22%22% 22% 22% 3% Growth 22%12% LBO/MBOAcquisition (1) Based upon portfolio company headquarters and excluding any MAIN investments headquartered outside the U.S., which represent approximately 5% of the Middle Market and Private Loan portfolios

Main Street Capital Corporation Investor Presentation Financial Overview 2ndQuarter–2018

MAIN Financial Performance Total Investment Income ($ in millions) Distributable Net Investment Income ($ in millions) Year over Year GrowthYear over Year Growth $220.0 21%17% 8%15% 18%(1) $160.0 25%14% 10% 17% 18%(1) $180.0 $160.0 $120.0 $100.0 $80.0 $60.0 $40.0 $20.0 $0.0 $140.0 $60.0 $40.0 $20.0 $0.0 $79.6 $99.8 $113.3 $124.1 $145.4 $81.2 $205.7 $178.3 $164.6 $140.8 $116.5 $115.8 2018 20132014201520162017YTD June 30, 2018 (1) Reflects year-to-date June 30, 2018 performance compared with year-to-date June 30, 2017 performance

 Since 2007, MAIN has accretively ($ in millions, except per share data) grown Portfolio Investments by $2,600.0 $2,400.0 $2.69 $2.56 $2.80 $2.60 2137%, (or by 232% on a per share basis) and DNII per share by 254% $2,200.0 $2,000.0 $1,800.0 $1,600.0 $1,400.0 $1,200.0 $1,000.0 $800.0 $600.0 $400.0 $200.0 Portfolio Investments $1.19 $1.02 $159.2 $1.25 $408.1 $2.09 $1.77 $924.4 $658.1 $2.17 $1,286.2 $2.29 $2.31 $2.39 $1,996.9 $1,800.0 $1,563.3 $2,171.3 $2,364.1 $2.40 $2.20 $2.00 DNII per share $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.0 $105.7 $127.0 20072008200920102011201220132014201520162017 June 30, $0.00 2018 (1) Portfolio InvestmentsDNII per Share

 MAIN’s internally managed operating structure provides significant operating leverage and greater returns for our shareholders “Internally managed” structure means no external management fees or expenses are paid Alignment of interest between management and investors •Greater incentives to maximize increases to shareholder value and rationalize debt and equity capital raises •100% of MAIN’s management efforts and activities are for the benefit of the BDC MAIN targets total operating expenses(1) as a percentage of average assets (Operating Expense Ratio) at or less than 2% •Long-term actual results have significantly outperformed target •Industry leading Operating Expense Ratio of 1.5%(2) Significant portion of total operating expenses are non-cash •Non-cash expense for restricted stock amortization was 12.9%(2) of total operating expenses •Operating Expense Ratio of 1.1%(2) excluding non-cash restricted stock amortization expense (1) Total operating expenses, including non-cash share based compensation expense and excluding interest expense (2) Based upon the trailing twelve month period ended June 30, 2018

 Operating Expenses as a Percentage of Total Assets(1) 4.0% 3.5% Other BDCs (3)(4) Commercial Banks (5) MAIN (2) 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% (1) Total operating expenses, including non-cash share based compensation expense and excluding interest expense (2) For the trailing twelve month period ended June 30, 2018 (3) Other BDCs includes dividend paying BDCs that have been publicly-traded for at least two years and have total assets greater than $500 million based on individual SEC Filings as of December 31, 2017; specifically includes: AINV, ARCC, BKCC, CPTA, FDUS, FSIC, GAIN, GBDC, GSBD, HTGC, MCC, MRCC, NEWT, NMFC, OCSI, OCSL, PFLT, PNNT, PSEC, SLRC, SUNS, TCAP, TCPC, TCRD, TPVG and TSLX (4) Calculation represents the average for the companies included in the group and is based upon the trailing twelve month period ended March 31, 2018 as derived from each company’s SEC filings (5) Source: SNL Financial. Calculation represents the average for the trailing twelve month period ended March 31, 2018 and includes commercial banks with a market capitalization between $500 million and $3 billion

MAIN ST CAPITAL CORPORATION

MAIN Income Statement Summary

($ in 000's)	Q2 17	Q3 17	Q4 17	Q1 18[1]	Q2 18[2]	Q2 18 vs. Q2 17 % Change[3]
Total Investment Income	$ 50,271	$ 51,786	$ 55,797	$ 55,942	**$ 59,869**	**19%**
Expenses:						
Interest Expense	(8,793)	(9,420)	(9,659)	(10,265)	**(10,833)**	**-23%**
G&A Expense	(5,987)	(5,861)	(6,171)	(6,399)	**(7,092)**	**-18%**
Distributable Net Investment Income (DNII)	35,491	36,505	39,967	39,278	**41,944**	**18%**
DNII Margin %	70.6%	70.5%	71.6%	70.2%	**70.1%**	
Share-based compensation	(2,798)	(2,476)	(2,484)	(2,303)	**(2,432)**	**13%**
Net Investment Income	32,693	34,029	37,483	36,975	**39,512**	**21%**
Net Realized Gain (Loss)[1][2]	10,981	(10,706)	(11,660)	7,460	**(15,466)**	**NM**
Net Unrealized Appreciation (Depreciation)[1]	1,329	16,147	47,706	(10,897)	**32,701**	**NM**
Income Tax Benefit (Provision)	(2,174)	(4,571)	(12,089)	979	**(1,296)**	**NM**
Net Increase in Net Assets	$ 42,829	$ 34,899	$ 61,440	$ 34,517	**$ 55,451**	**29%**

(1) Excludes the effect of the $1.4 million realized loss recognized in the first quarter of 2018 on the repayment of the SBIC debentures which had previously been accounted for on the fair value method of accounting and the accounting reversals of prior unrealized depreciation related to the realized loss. The net effect of this item has no effect on Net Increase in Net Assets or Distributable Net Investment Income.
(2) Includes the effect of the $1.5 million realized loss on extinguishment of debt recognized in the second quarter of 2018 related to the redemption of the 6.125% Notes.
(3) Percent change from prior year is based upon impact (increase/(decrease)) on Net Increase in Net Assets
NM – Not Measurable / Not Meaningful

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MAIN ST
CAPITAL CORPORATION

MAIN Per Share Change in Net Asset Value (NAV)

($ per share)	Q2 17	Q3 17	Q4 17	Q1 18(1)	Q2 18(2)
Beginning NAV	$ 22.44	$ 22.62	$ 23.02	$ 23.53	**$ 23.67**
Distributable Net Investment Income	0.63	0.64	0.69	0.67	**0.70**
Share-Based Compensation Expense	(0.05)	(0.04)	(0.04)	(0.04)	**(0.04)**
Net Realized Gain (Loss)(1)(2)	0.20	(0.19)	(0.20)	0.13	**(0.25)**
Net Unrealized Appreciation (Depreciation)(1)	0.02	0.28	0.82	(0.19)	**0.55**
Income Tax Benefit (Provision)	(0.04)	(0.08)	(0.20)	0.02	**(0.03)**
Net Increase in Net Assets	0.76	0.61	1.07	0.59	**0.93**
Regular Monthly Dividends to Shareholders	(0.56)	(0.56)	(0.57)	(0.57)	**(0.57)**
Supplemental Dividends to Shareholders	(0.28)	-	(0.28)	-	**(0.28)**
Accretive Impact of Stock Offerings(3)	0.31	0.30	0.25	0.08	**0.29**
Other (4)	(0.05)	0.05	0.04	0.04	**(0.08)**
Ending NAV	$ 22.62	$ 23.02	$ 23.53	$ 23.67	**$ 23.96**
Weighted Average Shares	56,166,782	57,109,104	58,326,827	58,852,252	**59,828,751**

Certain fluctuations in per share amounts are due to rounding differences between quarters.

(1) Excludes the effect of the $1.4 million realized loss recognized in the first quarter of 2018 on the repayment of the SBIC debentures which had previously been accounted for on the fair value method of accounting and the accounting reversals of prior unrealized depreciation related to the realized loss. The net effect of this item has no effect on Net Increase in Net Assets or Distributable Net Investment Income.
(2) Includes the effect of the $1.5 million realized loss on extinguishment of debt recognized in the second quarter of 2018 related to the redemption of the 6.125% Notes.
(3) Includes accretive impact of shares issued through the Dividend Reinvestment Plan (DRIP) and ATM program.
(4) Includes differences in weighted-average shares utilized for calculating changes in NAV during the period and actual shares outstanding utilized in computing ending NAV and other minor changes.

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MAIN ST CAPITAL CORPORATION

MAIN Balance Sheet Summary

($ in 000's, except per share amounts)	Q2 17	Q3 17	Q4 17	Q1 18	Q2 18
LMM Portfolio Investments	$ 932,074	$ 938,042	$ 948,196	$ 1,049,772	$ 1,084,897
Middle Market Portfolio Investments	624,060	607,476	609,256	617,941	591,600
Private Loan Investments	379,809	485,929	467,474	496,533	516,836
Other Portfolio Investments	103,899	99,230	104,611	101,066	108,131
External Investment Manager	37,104	39,304	41,768	48,722	62,667
Cash and Cash Equivalents	21,799	30,144	51,528	29,090	40,484
Other Assets	65,973	69,557	42,562	58,051	56,730
Total Assets	$ 2,164,718	$ 2,269,682	$ 2,265,395	$ 2,401,175	$ 2,461,345
Credit Facility	$ 303,000	$ 355,000	$ 64,000	$ 188,000	$ 289,000
SBIC Debentures[(1)]	255,663	269,345	288,483	306,182	306,418
Notes Payable	262,159	262,416	444,688	445,096	356,296
Other Liabilities	61,151	53,255	87,856	65,297	62,277
Net Asset Value (NAV)	1,282,745	1,329,666	1,380,368	1,396,600	1,447,354
Total Liabilities and Net Assets	$ 2,164,718	$ 2,269,682	$ 2,265,395	$ 2,401,175	$ 2,461,345
Total Portfolio Fair Value as % of Cost	105%	106%	108%	107%	109%
Common Stock Price Data:					
High Close	$ 40.39	$ 40.40	$ 41.55	$ 39.90	$ 38.86
Low Close	37.80	38.13	39.71	35.41	36.76
Quarter End Close	38.46	39.75	39.73	36.90	38.06

(1) Includes adjustment to the face value of Main Street Capital II, LP ("MSC II") Small Business Investment Company ("SBIC") debentures pursuant to the fair value method of accounting elected for such MSC II SBIC borrowings. Total par value of MAIN's SBIC debentures at June 2018 was $313.8 million.

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 (1) As of June 30, 2018, MAIN’s credit facility had $655.0 million in total commitments with an accordion feature to increase up to $800.0 million. Borrowings under this facility are available to provide additional liquidity for investment and operational activities. Total commitments under the credit facility were increased to $680.0 million in July 2018. (2) SBIC Debentures are not included as “senior debt” for purposes of the BDC 200% asset coverage requirements pursuant to exemptive relief received by MAIN. Debt to NAV Ratio is calculated based upon the par value of debt. (3) Non-SBIC Debt to NAV Ratio is calculated based upon the par value of debt. (4) Net debt in this ratio includes par value of debt less cash and cash equivalents. (5) DNII + interest expense / interest expense on a trailing twelve month basis.

 Stable, Long-Term Leverage – Significant Unused Capacity MAIN maintains a conservative capital Facility Interest Rate Maturity Principal Draw n structure, with limited overall leverage and low cost, long-term debt $655.0 million Credit Facility (1) L+1.875% floating (3.9% as of June 30, 2018) September 2023 (fully $289.0 million revolving until maturity) Redeemable at MAIN's option at any time, subject Capital structure is designed to match expected duration and fixed/floating rate nature of investment portfolio assets Notes Payable 4.50% fixed Notes Payable 4.50% fixed to certain make whole provisions; Matures December 1, 2019 Redeemable at MAIN's option at any time, subject to certain make whole provisions; Matures December 1, 2022 $175.0 million $185.0 million SBIC Debentures 3.7% fixed (weighted average) Various dates between 2019 - 2027 (weighted average duration = 5.7 years) $313.8 million (1) As of June 30, 2018, MAIN’s credit facility had $655.0 million in total commitments from 16 relationship banks, with an accordion feature which could increase total commitments up to $800.0 million. Total commitments under the credit facility were increased to $680.0 million in July 2018.

 MAIN’s conservative capital structure provides long-term access to attractively-priced and structured debt facilities (in millions) •Provides downside protection and liquidity through economic cycles 400 350 300 250 200 150 100 50 0 $175.0$185.0 $16.0$55.0$40.0 $5.0 $16.0 $289.0 $63.8$75.0 $43.0 •Allows MAIN to be 20182019202020212022202320242025202620272028 opportunistic during periods of economic uncertainty (1)(2) Credit FacilitySBIC debentures4.50% Notes due 20194.50% Notes due 2022 (3) (1) Based upon outstanding balance as of June 30, 2018; total commitments at June 30, 2018 were $655.0 million. Total commitments under the credit facility were increased to $680.0 million in July 2018. (2) Issued in November 2014; redeemable at MAIN’s option at any time, subject to certain make whole provisions (3) Issued in November 2017; redeemable at MAIN’s option at any time, subject to certain make whole provisions

MAIN ST CAPITAL CORPORATION

Positive Impact from Rising Interest Rates

MAIN's capital structure and investment portfolio provides downside protection and the opportunity for significant benefits from a rising interest rate environment

- 70% of MAIN's outstanding debt obligations have fixed interest rates(3), limiting the increase in interest expense
- 74% of MAIN's debt investments bear interest at floating rates(3), the majority of which contain contractual minimum index rates, or "interest rate floors" (weighted-average floor of approximately 105 basis points)(4)
- Provides MAIN the opportunity to achieve significant increases in net investment income if interest rates rise

The following table illustrates the approximate annual changes in the components of MAIN's net investment income due to hypothetical increases (decreases) in interest rates(1) (dollars in thousands):

Basis Point Increase (Decrease) in Interest Rate	Increase (Decrease) in Interest Income	(Increase) Decrease in Interest Expense(2)	Increase (Decrease) in Net Investment Income	Increase (Decrease) in Net Investment Income per Share(5)
(50)	$ (6,435)	$ 1,445	$ (4,990)	$ (0.08)
(25)	(3,242)	722	(2,520)	(0.04)
25	3,264	(722)	2,542	0.04
50	6,527	(1,445)	5,082	0.08
100	13,054	(2,890)	10,164	0.17
200	26,109	(5,780)	20,329	0.34
300	39,163	(8,670)	30,493	0.50
400	52,218	(11,560)	40,658	0.67

(1) Assumes no changes in the portfolio investments, outstanding revolving credit facility borrowings or other debt obligations existing as of June 30, 2018
(2) The hypothetical (increase) decrease in interest expense would be impacted by the changes in the amount of debt outstanding under our revolving credit facility, with interest expense (increasing) decreasing as the debt outstanding under our revolving credit facility increases (decreases)
(3) As of June 30, 2018
(4) Weighted-average interest rate floor calculated based on debt principal balances as of June 30, 2018
(5) Per share amount is calculated using shares outstanding as of June 30, 2018

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 Significant equity # of Shares (2) June 30, 2018 (3) ownership by MAIN’s management team, coupled with internally managed structure, provides alignment of interest between MAIN’s management and our shareholders Management (1) 3,270,886 $124,489,921 (1) Includes members of MAIN’s executive and senior management team and the members of MAIN’s Board of Directors. (2) Includes 1,111,756 shares, or approximately $27.1 million, purchased by Management as part of, or subsequent to, the MAIN IPO, including 42,060 shares, or approximately $1.6 million, purchased in the quarter ended June 30, 2018. (3) Based upon closing market price of $38.06/share on June 30, 2018.

 Recessionary Period Notes: (1) Assumes dividends reinvested on date paid (2) The Main Street Peer Group includes all BDCs that have been publicly-traded for at least one year and that have total assets greater than $500 million based on individual SEC Filings as of December 31, 2017; specifically includes: AINV, ARCC, BKCC, CPTA, FDUS, FSIC, GAIN, GBDC, GSBD, HTGC, MCC, MRCC, NEWT, NMFC, OCSI, OCSL, PFLT, PNNT, PSEC, SLRC, SUNS, TCAP, TCPC, TCRD, TPVG and TSLX. MFIN is excluded from the MAIN Street Peer Group as it withdrew its BDC election with the SEC as of April 2, 2018. (3) Main Street Peer Group is equal weighted (4) Indexed as of October 5, 2007 and last trading date is June 29, 2018 Consistent market outperformance through various economic cycles

 Unique focus on under-served Lower Middle Market • Inefficient asset class with less competition • Unique market opportunity with attractive risk-adjusted returns • Generally first lien, senior secured debt investments plus meaningful equity participation Invest in complementary interest-bearing Middle Market and Private Loan debt investments • Lower risk / more liquid asset class • Opportunity for consistent investment activity • Generally first lien, senior secured debt investments Efficient internally managed operating structure drives greater shareholder returns • Alignment of management and our shareholders • Maintains the lowest operating cost structure in the BDC industry • Favorable operating cost comparison to other yield oriented investment options Attractive, recurring monthly dividend yield and historical net asset value per share growth • Periodic increases in monthly dividends coupled with meaningful semi-annual supplemental dividends • Increase in net asset value per share creates opportunity for stock price appreciation Strong liquidity and stable capitalization for sustainable growth Highly invested management team with successful track record Niche investment strategy with lower correlation to broader debt / equity markets

MAIN Corporate Data

Please visit our website at www.mainstcapital.com for additional information

Board of Directors

Michael Appling, Jr.
Chief Executive Officer (CEO)
TnT Crane & Rigging

Valerie L. Banner
VP, General Counsel & Corporate Secretary
Exterran Corporation

Joseph E. Canon
Executive Director
Dodge Jones Foundation

Vincent D. Foster
Chairman & CEO
Main Street Capital Corporation

Arthur L. French
Retired CEO/Executive

J. Kevin Griffin
SVP, Financial Planning & Analysis
Novant Health, Inc.

Dwayne L. Hyzak
President & COO
Main Street Capital Corporation

John E. Jackson
President & CEO
Spartan Energy Partners, LP

Brian E. Lane
CEO & President
Comfort Systems USA

Stephen B. Solcher
SVP, Finance and Operations & Chief Financial Officer
BMC Software

Executive Officers

Vincent D. Foster,
Chairman & CEO

Dwayne L. Hyzak
President & Chief Operating Officer (COO)

Curtis L. Hartman
Vice Chairman, Chief Credit Officer & Senior Managing Director (SMD)

David L. Magdol
Vice Chairman, Chief Investment Officer & SMD

Brent D. Smith
Chief Financial Officer & Treasurer

Jason B. Beauvais
SVP, General Counsel, Secretary & Chief Compliance Officer

Nicholas T. Meserve
Managing Director (MD)

Shannon D. Martin
Vice President & Chief Accounting Officer

Research Coverage

Tim Hayes
B. Riley FBR, Inc.
(703) 312-1819

Mitchel Penn
Janney Montgomery Scott
(410) 583-5976

Christopher R. Testa
National Securities
(212) 417-7447

Robert J. Dodd
Raymond James
(901) 579-4560

Jason Arnold
RBC Capital Markets, LLC
(415) 633-8594

Corporate Headquarters

1300 Post Oak Blvd, 8th Floor
Houston, TX 77056
Tel: (713) 350-6000
Fax: (713) 350-6042

Independent Registered Public Accounting Firm

Grant Thornton, LLP
Houston, TX

Corporate Counsel

Eversheds Sutherland (US) LLP
Washington D.C.

Securities Listing

Common Stock – NYSE: MAIN

Transfer Agent

American Stock Transfer & Trust Co.
Tel: (212) 936-5100
www.astfinancial.com

Investor Relation Contacts

Dwayne L. Hyzak
President & COO

Brent D. Smith
Chief Financial Officer

Tel: (713) 350-6000

Ken Dennard
Mark Roberson
Dennard Lascar Investor Relations
Tel: (773) 529-6600

Investment Committee

Vincent D. Foster, Chairman & CEO

Curtis L. Hartman, VC, CCO & SMD

Dwayne L. Hyzak, President & COO

David L. Magdol, VC, CIO & SMD

Credit Committee

Vince D. Foster, Chairman & CEO

Curtis L. Hartman, VC, CCO & SMD

Dwayne L. Hyzak, President & COO

Nicholas T. Meserve, MD

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
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 Main Street Capital CorporationNYSE: MAINmainstcapital.com Page 1 Debt Capital Markets Presentation Second Quarter – 2018 Main Street Capital CorporationNYSE: MAINmainstcapital.com

 Disclaimers Main Street Capital Corporation (MAIN) cautions that statements in this presentation that are forward-looking, and provide other than historical information, involve risks and uncertainties that may impact our future results of operations. The forward-looking statements in this presentation are based on current conditions as of August 3, 2018 and include statements regarding our goals, beliefs, strategies and future operating results and cash flows, including but not limited to the equivalent annual yield represented by our dividends declared, the tax attributes of our dividends and the amount of leverage available to us. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made based on various underlying assumptions and are subject to numerous uncertainties and risks, including, without limitation: our continued effectiveness in raising, investing and managing capital; adverse changes in the economy generally or in the industries in which our portfolio companies operate; changes in laws and regulations that may adversely impact our operations or the operations of one or more of our portfolio companies; the operating and financial performance of our portfolio companies; retention of key investment personnel; competitive factors; and such other factors described under the captions “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” included in our filings with the Securities and Exchange Commission (www.sec.gov). We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation is neither an offer to sell nor a solicitation of an offer to buy MAIN’s securities. An offering is made only by an applicable prospectus. This presentation must be read in conjunction with a prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of such a prospectus must be made available to you in connection with any offering. The summary descriptions and other information included herein are intended only for informational purposes and convenient reference. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Before making an investment decision with respect to MAIN, investors are advised to carefully review an applicable prospectus to review the risk factors described therein, and to consult with their tax, financial, investment and legal advisors. These materials do not purport to be complete, and are qualified in their entirety by reference to the more detailed disclosures contained in an applicable prospectus and MAIN’s related documentation. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained herein, and nothing shall be relied upon as a promise or representation as to the future performance of MAIN. Distributable net investment income is net investment income, as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. MAIN believes presenting distributable net investment income and the related per share amount is useful and appropriate supplemental disclosure of information for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing MAIN’s financial performance.

Main Street Capital Corporation Corporate Overview 2ndQuarter –2018

MAIN is a Principal Investor in Private Debt and Equity Unique investment strategy, internally managed operating structure and focus on Lower Middle Market differentiates MAIN from other investment firms Conservative capital structure with S&P rating of BBB/Stable outlook Internally-managed Business Development Company (BDC) •IPO in 2007 •Over $4.0 billion in capital under management(1) – Over $2.8 billion internally at MAIN(1) – Over $1.2 billion as a sub-advisor to a third party(1) Invests in the under-served Lower Middle Market (LMM) •Targets companies with revenue between $10 million - $150 million; EBITDA between $3 million - $20 million Debt investments in Middle Market companies •Larger companies than LMM investment strategy, with EBITDA between $20 million - $100 million Debt investments originated in collaboration with other funds •Similar in size, structure and terms to LMM and Middle Market investments Attractive asset management advisory business Significant management ownership / investment in MAIN Headquartered in Houston, Texas (1) Capital under management includes undrawn portion of debt capital as of June 30, 2018

 Total Investment Portfolio $2,364.1 million Total Debt Investments $1,657.4 million Other Portfolio, 4.6%, $108.1m Debt Investments, 70.1%, $1,657.4m First Lien Debt, 94.1%, $1,558.8m Equity, 25.3%, $598.6m Junior Debt, 5.9%, $98.6m (1) Fair value as of June 30, 2018

 MAIN’s investment strategy differentiates MAIN from its competitors and provides highly attractive risk-adjusted returns Lower Middle Market (LMM) •Proprietary investments that are difficult for investors to access •Companies with $10 - $150 million of revenues and $3 - $20 million of EBITDA •Customized financing solutions which include a combination of first lien, senior secured debt and equity •Large addressable market •High cash yield from debt investments •Dividend income, NAV growth and net realized gains from equity investments Private Loans •Companies that are similar in size to LMM and Middle Market •First lien, senior secured debt investments in privately held companies originated through strategic relationships with other investment funds •Floating rate debt investments •Proprietary investments that can be difficult for investors to access •Investments with attractive risk-adjusted returns Middle Market Asset Management Business •Larger companies than LMM strategy, with EBITDA between $20 - $100 million •First lien, senior secured debt investments •Floating rate debt investments •Large addressable market •Can provide source of liquidity for MAIN as needed •No investment capital at risk; monetizing value of MAIN’s intangible assets •Significant contribution to net investment income •Source of stable, recurring fee income •Returns benefit MAIN stakeholders due to internally managed structure

 The benefits of MAIN’s unique investment strategy has resulted in a high quality, diversified and mature investment portfolio Lower Middle Market • $1,084.9 million of total investments • 70 companies • $589.7 million of debt investments (54%) • $495.2 million of equity investments (46%) • Typical initial investment target of 75% debt / 25% equity • 98% of debt investments are first lien(2) • Average investment size of $13.0 million(2) • Weighted-average effective yield on debt of 12.2%(2) Private Loans •$516.8 million of total investments •54 companies •$493.2 million of debt investments (95% of Private Loan portfolio) •94% of debt investments are first lien(2) •Average investment size of $10.1 million(2) •87% of debt investments bear interest at floating rates(2) •Weighted-average effective yield of 9.8%(2) Middle Market Total Portfolio •$591.6 million of total investments •57 companies •$574.4 million of debt investments (97% of Middle Market portfolio) •89% of debt investments are first lien(2) •Average investment size of $10.7 million(2) •92% of debt investments bear interest at floating rates(2) •Weighted-average effective yield of 9.4%(2) • $2,364.1 million of total investments • 193 companies • $1,657.4 million of debt investments (70%) • $706.8 million of equity investments (30%) • $108.1 million of Other Portfolio investments (5%) • 94% of debt investments are first lien(2) • 74% of debt investments bear interest at floating rates(2) • Weighted-average effective yield on debt investments of 10.5%(2) (1) As of June 30, 2018; investment amounts at fair value, unless otherwise noted (2) As of June 30, 2018; based on cost. Weighted-average effective yield based on principal and includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes fees payable upon repayment of the debt instruments and any debt investments on non-accrual status

 Created by Congress in 1980 through the Small Business Investment Incentive Act of 1980 to facilitate the flow of capital to small and mid-sized U.S. businesses Highly regulated by the Securities and Exchange Commission under the Investment Company Act of 1940 (1940 Act) Provide a way for individual investors to participate in private equity and debt investments Leverage •Regulatory restrictions on debt leverage levels require BDCs to maintain conservative leverage •Must maintain an asset to debt coverage ratio of at least 2.0x, unless the BDC has obtained Board or Shareholder approval to decrease the required asset to debt coverage ratio to 1.5x as provided for under the Small Business Credit Availability Act passed in December 2017 Portfolio Diversification •BDCs maintain sufficient diversification in order to protect stakeholders from excessive risks •BDCs must limit individual investment size and limit certain types of investments Full Transparency •Detailed schedule of all investments (and related key terms) in quarterly reporting •Quarterly fair value mark to market accounting Income Tax Treatment •As a Regulated Investment Company (RIC), BDCs generally do not pay corporate income taxes •To maintain RIC status and avoid paying corporate income taxes, BDCs must distribute at least 90% of taxable income (other than net capital gain) to investors •To avoid federal excise taxes, BDC’s must distribute at least 98% of taxable income to investors •Tax treatment is similar to Real Estate Investment Trusts (REIT)

 Current capitalization ($ in 000's)June 30, 2018% of Capitalization Cash $40,484 Debt at parent Credit Facility289,00012.0% 4.50% Notes due 2022(1) 185,0007.7% 4.50% Notes due 2019(1) 175,0007.3% Total debt at parent649,00026.9% Debt at subsidiaries SBIC Debentures(1) 313,80013.0% Total debt at subsidiaries313,80013.0% Total debt962,80039.9% Book value of equity 1,447,354 60.1% Total capitalization $ 2,410,154 100.0% Debt / Capitalization 0.40x Debt / Book equity 0.67x Debt / Enterprise value(2) 0.30x Debt / Market capitalization(2) 0.42x Stock price / Net asset value per share(2) 1.59x (1) Debt amounts reflected at par value. (2) Based on stock price of $38.06 as of June 30, 2018.

MAIN ST CAPITAL CORPORATION

Conservative Leverage

As of June 30, 2018 ($ in 000's)	Parent[1]	SBICs	Total
Total Assets	**$ 1,911,140**	$ 550,204	$ 2,461,345
Debt Capital:			
Revolving Credit Facility[2]	**289,000**	-	289,000
SBIC Debentures	**-**	306,418	306,418
Notes Payable	**356,296**	-	356,296
Total Debt	**645,296**	306,418	951,714
Net Asset Value (NAV)	**1,219,086**	228,268	1,447,354

Key Leverage Stats

	Parent	SBICs	Total
Interest Coverage Ratio[3]	**4.93x**	4.90x	4.92x
Asset Coverage Ratio[4]	**2.94x**	1.75x	2.56x
Consolidated Asset Coverage Ratio - Regulatory[5]	**N/A**	N/A	3.22x
Debt to Assets Ratio	**0.34x**	0.56x	0.39x
Debt to NAV Ratio[6]	**0.53x**	1.37x	0.67x
Net Debt to NAV Ratio[7]	**0.52x**	1.24x	0.64x

(1) Assets at the BDC/RIC parent level represent the collateral available to MAIN's debt capital market investors
(2) As of June 30, 2018, MAIN's credit facility had $655.0 million in total commitments with an accordion feature to increase up to $800.0 million. Borrowings under this facility are available to provide additional liquidity for investment and operational activities. Total commitments under the credit facility were increased to $680.0 million in July 2018.
(3) DNII + interest expense / interest expense on a trailing twelve month basis.
(4) Calculated as total assets divided by total debt at par, including SBIC debt.
(5) Calculated per BDC regulations; SBIC Debentures are not included as "senior debt" for purposes of the BDC 200% asset coverage requirements pursuant to exemptive relief received by MAIN.
(6) Debt to NAV Ratio is calculated based upon the par value of debt.
(7) Net debt in this ratio includes par value of debt less cash and cash equivalents.

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
Page 10

 Passage of the Small Business Credit Availability Act in December 2017 provides the opportunity for BDCs to obtain board or shareholder approval to access additional leverage by lowering the required asset coverage to 1.50x (from 2.0x) MAIN has historically operated at conservative regulatory leverage levels, in all cases well below the existing (2.0x) regulatory limits, and proven through historical performance that MAIN does not need access to additional leverage to provide market leading returns (1) Calculated per BDC regulations; SBIC Debentures are not included as “senior debt” for purposes of the 200% Minimum Asset Coverage Ratio requirements pursuant to exemptive relief received by MAIN. (2) Minimum required asset coverage of 2.00x prior to passage of the Small Business Credit Availability Act. Minimum requirement of 2.00x remains in place for all BDCs unless board or shareholder approval is obtained to lower minimum requirement to 1.50x.

MAIN ST CAPITAL CORPORATION

Key Credit Highlights

Experienced Management Team with Strong Track Record	• Core executive management team has been together as a team for 15+ years • Extensive investment expertise and relationships • Significant management equity ownership
Efficient and Leverageable Internally Managed Operating Structure	• Meaningful operating cost advantage through efficient internally managed structure • Significant benefits through alignment of interests between management (stock ownership and incentive compensation) and investors • Industry leading operating expense efficiency
Conservative Leverage	• 1940 Act requires a minimum 2.0x regulatory asset coverage ratio[(1)] • MAIN's asset coverage ratio is ~2.9x at the Parent level; ~3.2x on a regulatory basis • Conservative leverage position further enhanced through ongoing efficient capital raises through at-the-market, or ATM, equity issuance program
Unique Investment Strategy	• Unique investment strategy differentiates MAIN from its competitors and provides highly attractive risk-adjusted returns • Asset management advisory business significantly enhances MAIN's returns to its investors
High Quality Portfolio	• Significant diversification • Debt investments primarily carry a first priority lien on the assets of the business • Permanent capital structure of BDC allows for long-term, patient investment strategy and overall approach

(1) Minimum required asset coverage of 2.00x prior to passage of the Small Business Credit Availability Act. Minimum requirement of 2.00x remains in place unless Board or Shareholder approval is obtained to lower minimum requirement to 1.50x.

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
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 Vince Foster; CPA & JD(1)(2)(3) Chairman and CEO Dwayne Hyzak; CPA(1)(2)(3) President, COO and Senior Managing Director Curtis Hartman; CPA(1)(2)(3) Vice Chairman, CCO(4) and Senior Managing Director • Co-founded MAIN and MAIN predecessor funds (1997) • Co-founded Quanta Services (NYSE: PWR) • Partner in charge of a Big 5 Accounting Firm’s Corporate Finance/Mergers and Acquisitions practice for the Southwest United States • Co-founded MAIN; Joined Main Street group in 2002; affiliated with Main Street group since 1999 • Director of acquisitions / integration with Quanta Services (NYSE: PWR) • Manager with a Big 5 Accounting Firm’s audit and transaction services groups • Co-founded MAIN; Joined Main Street group in 2000 • Investment associate at Sterling City Capital • Manager with a Big 5 Accounting Firm’s transaction services group David Magdol(1)(2) Vice Chairman, CIO(5) and Senior Managing Director • Co-founded MAIN; Joined Main Street group in 2002 • Vice President in Lazard Freres Investment Banking Division • Vice President of McMullen Group (John J. McMullen’s Family Office) Brent Smith; CPA CFO and Treasurer • Joined MAIN in 2014 • Previously CFO with a publicly-traded oilfield services company • Prior experience with a Big 5 Accounting Firm and a publicly-traded financial consulting firm Jason Beauvais; JD SVP, GC, CCO(6) and Secretary • Joined MAIN in 2008 • Previously attorney for Occidental Petroleum Corporation (NYSE: OXY) and associate in the corporate and securities section at Baker Botts LLP

 Significant equity # of Shares (2) June 30, 2018 (3) ownership by MAIN’s management team, coupled with internally managed structure, provides alignment of interest between MAIN’s management and our stakeholders Management (1) 3,270,886 $124,489,921 (1) Includes members of MAIN’s executive and senior management team and the members of MAIN’s Board of Directors. (2) Includes 1,111,756 shares, or approximately $27.1 million, purchased by Management as part of, or subsequent to, the MAIN IPO, including 42,060 shares, or approximately $1.6 million, purchased in the quarter ended June 30, 2018. (3) Based upon closing market price of $38.06/share on June 30, 2018.

 MAIN’s internally managed operating structure provides significant operating leverage and greater returns for our stakeholders “Internally managed” structure means no external management fees or expenses are paid Alignment of interest between management and investors •Greater incentives to maximize increases to stakeholder value and rationalize debt and equity capital raises •100% of MAIN’s management efforts and activities are for the benefit of the BDC MAIN targets total operating expenses(1) as a percentage of average assets (Operating Expense Ratio) at or less than 2% •Long-term actual results have significantly outperformed target •Industry leading Operating Expense Ratio of 1.5%(2) Significant portion of total operating expenses are non-cash •Non-cash expense for restricted stock amortization was 12.9%(2) of total operating expenses •Operating Expense Ratio of 1.1%(2) excluding non-cash restricted stock amortization expense (1) Total operating expenses, including non-cash share based compensation expense and excluding interest expense (2) Based upon the trailing twelve month period ended June 30, 2018

 Operating Expenses as a Percentage of Total Assets(1) 4.0% 3.5% Other BDCs (3)(4) Commercial Banks (5) MAIN (2) 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% (1) Total operating expenses, including non-cash share based compensation expense and excluding interest expense (2) For the trailing twelve month period ended June 30, 2018 (3) Other BDCs includes dividend paying BDCs that have been publicly-traded for at least two years and have total assets greater than $500 million based on individual SEC Filings as of December 31, 2017; specifically includes: AINV, ARCC, BKCC, CPTA, FDUS, FSIC, GAIN, GBDC, GSBD, HTGC, MCC, MRCC, NEWT, NMFC, OCSI, OCSL, PFLT, PNNT, PSEC, SLRC, SUNS, TCAP, TCPC, TCRD, TPVG and TSLX (4) Calculation represents the average for the companies included in the group and is based upon the trailing twelve month period ended March 31, 2018 as derived from each company’s SEC filings (5) Source: SNL Financial. Calculation represents the average for the trailing twelve month period ended March 31, 2018 and includes commercial banks with a market capitalization between $500 million and $3 billion

 Stable, Long-Term Leverage – Significant Unused Capacity MAIN maintains a conservative capital Facility Interest Rate Maturity Principal Draw n structure, with limited overall leverage and low cost, long-term debt $655.0 million Credit Facility (1) L+1.875% floating (3.9% as of June 30, 2018) September 2023 (fully $289.0 million revolving until maturity) Redeemable at MAIN's option at any time, subject Capital structure is designed to match expected duration and fixed/floating rate nature of investment portfolio assets Notes Payable 4.50% fixed Notes Payable 4.50% fixed to certain make whole provisions; Matures December 1, 2019 Redeemable at MAIN's option at any time, subject to certain make whole provisions; Matures December 1, 2022 $175.0 million $185.0 million SBIC Debentures 3.7% fixed (weighted average) Various dates between 2019 - 2027 (weighted average duration = 5.7 years) $313.8 million (1) As of June 30, 2018, MAIN’s credit facility had $655.0 million in total commitments from 16 relationship banks, with an accordion feature which could increase total commitments up to $800.0 million. Total commitments under the credit facility were increased to $680.0 million in July 2018.

 MAIN’s conservative capital structure provides long-term access to attractively-priced and structured debt facilities (in millions) •Provides downside protection and liquidity through economic cycles 400 350 300 250 200 150 100 50 0 $175.0$185.0 $16.0$55.0$40.0 $5.0 $16.0 $289.0 $63.8$75.0 $43.0 •Allows MAIN to be 20182019202020212022202320242025202620272028 opportunistic during periods of economic uncertainty (1)(2) Credit FacilitySBIC debentures4.50% Notes due 20194.50% Notes due 2022 (3) (1) Based upon outstanding balance as of June 30, 2018; total commitments at June 30, 2018 were $655.0 million. Total commitments under the credit facility were increased to $680.0 million in July 2018. (2) Issued in November 2014; redeemable at MAIN’s option at any time, subject to certain make whole provisions (3) Issued in November 2017; redeemable at MAIN’s option at any time, subject to certain make whole provisions

Positive Impact from Rising Interest Rates

MAIN's capital structure and investment portfolio provides downside protection and the opportunity for significant benefits from a rising interest rate environment

- 70% of MAIN's outstanding debt obligations have fixed interest rates[3], limiting the increase in interest expense
- 74% of MAIN's debt investments bear interest at floating rates[3], the majority of which contain contractual minimum index rates, or "interest rate floors" (weighted-average floor of approximately 105 basis points)[4]
- Provides MAIN the opportunity to achieve significant increases in net investment income if interest rates rise

The following table illustrates the approximate annual changes in the components of MAIN's net investment income due to hypothetical increases (decreases) in interest rates[1] (dollars in thousands):

Basis Point Increase (Decrease) in Interest Rate	Increase (Decrease) in Interest Income	(Increase) Decrease in Interest Expense[2]	Increase (Decrease) in Net Investment Income	Increase (Decrease) in Net Investment Income per Share[5]
(50)	$ (6,435)	$ 1,445	$ (4,990)	$ (0.08)
(25)	(3,242)	722	(2,520)	(0.04)
25	3,264	(722)	2,542	0.04
50	6,527	(1,445)	5,082	0.08
100	13,054	(2,890)	10,164	0.17
200	26,109	(5,780)	20,329	0.34
300	39,163	(8,670)	30,493	0.50
400	52,218	(11,560)	40,658	0.67

(1) Assumes no changes in the portfolio investments, outstanding revolving credit facility borrowings or other debt obligations existing as of June 30, 2018

(2) The hypothetical (increase) decrease in interest expense would be impacted by the changes in the amount of debt outstanding under our revolving credit facility, with interest expense (increasing) decreasing as the debt outstanding under our revolving credit facility increases (decreases)

(3) As of June 30, 2018

(4) Weighted-average interest rate floor calculated based on debt principal balances as of June 30, 2018

(5) Per share amount is calculated using shares outstanding as of June 30, 2018

Main Street Capital Corporation NYSE: MAIN mainstcapital.com

Page 19

 At-The-Market (ATM) Equity Program ATM Equity Program provides efficient, low cost capital •Provides permanent capital to match growth of LMM investments on an as-needed basis •Provides significant economic cost savings compared to traditional overnight equity offerings Provides permanent capital to match indefinite or long-term holding period for LMM investments Facilitates maintenance of conservative leverage position Issued equity is accretive to NAV per share Provides significant benefits vs traditional overnight equity offerings •Provides equity capital and liquidity on an as-needed basis, avoiding dilution from larger overnight equity offerings •Provides equity capital at significantly lower cost •Avoids negative impact to stock price from larger overnight equity offerings Raised net proceeds of $320.8 million since inception in 2015(1) •Average sale price is approximately 65% above average NAV per share over same period(1) •Resulted in economic cost savings of approximately $16.3 million when compared to traditional overnight equity offering(1)(2) (1) Through June 30, 2018 (2) Assumes 6% all-in cost for traditional overnight equity offering

 LMM investment strategy differentiates MAIN from its competitors and provides attractive risk-adjusted returns Investment Objectives •High cash yield from secured debt investments (11.5% weighted-average cash coupon as of June 30, 2018); plus •Dividend income and periodic capital gains from equity investments Investments are structured for (i) protection of capital, (ii) high recurring income and (iii) meaningful capital gain opportunity Focus on self-sponsored, “one stop” financing opportunities •Partner with business owners and entrepreneurs •Recapitalization, buyout, growth and acquisition capital •Extensive network of grass roots referral sources •Strong and growing “Main Street” brand recognition / reputation Provide customized financing solutions Investments have low correlation to the broader debt and equity markets and attractive risk-adjusted returns

 MAIN targets investments in established, profitable LMM companies Characteristics of LMM provide beneficial risk-reward investment opportunities Large and critical portion of U.S. economy •175,000+ domestic LMM businesses(1) LMM is under-served from a capital perspective and less competitive Inefficient asset class generates pricing inefficiencies •Typical entry enterprise values between 4.5X – 6.5X EBITDA and typical entry leverage multiples between 2.0X – 4.0X EBITDA to MAIN debt investment Ability to become a partner vs. a “commoditized vendor of capital” (1) Source: U.S. Census 2012 – U.S. Data Table by Enterprise Receipt Size; 2012 County Business Patterns and 2012 Economic Census; includes Number of Firms with Enterprise Receipt Size between $10,000,000 and $99,999,999

 Private Loan portfolio investments are primarily debt investments in privately held companies which have been originated through strategic relationships with other investment funds on a collaborative basis, and are often referred to in the debt markets as “club deals” Investment Objectives •Access proprietary investments with attractive risk-adjusted return characteristics •Generate cash yield to support MAIN recurring net investment income Investment Characteristics •Investments in companies that are consistent with the size of companies in our LMM and Middle Market portfolios •Proprietary investments originated through strategic relationships with other investment funds on a collaborative basis •Current Private Loan portfolio companies have weighted-average EBITDA of approximately $42.0 million(1) Investments in secured debt investments •First lien, senior secured debt investments •Floating rate debt investments 8% – 12% targeted gross yields •Weighted-average effective yield of 9.8% •Net returns positively impacted by lower overhead requirements and use of modest leverage •Floating rate debt investments provide the opportunity for positive impact on yields if market benchmark interest rates increase (1)This calculation excludes three Private Loan portfolio companies as EBITDA is not a meaningful metric for these portfolio companies

 MAIN maintains a portfolio of debt investments in Middle Market companies Investment Objective •Generate cash yield to support MAIN recurring net investment income Investments secured and/or rated debt investments •First lien, senior secured debt investments •Floating rate debt investments Larger companies than the LMM investment strategy •Current Middle Market portfolio companies have weighted-average EBITDA of approximately $91.1 million Large and critical portion of U.S. economy •Nearly 200,000 domestic Middle Market businesses(1) More relative liquidity than LMM investments 6% – 10% targeted gross yields •Weighted-average effective yield(2) of 9.4% •Net returns positively impacted by lower overhead requirements and use of modest leverage •Floating rate debt investments provide the opportunity for positive impact on yields if market benchmark interest rates increase (1) Source: National Center for The Middle Market; includes number of U.S. domestic businesses with revenues between $10 million and $1 billion (2) Weighted-average effective yield includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes fees payable upon repayment of the debt instruments and any debt investments on non-accrual status

 MAIN’s asset management business represents additional income diversification and the opportunity for greater stakeholder returns MAIN’s internally managed operating structure provides MAIN’s stakeholders the benefits of this asset management business In May 2012, MAIN(1) entered into an investment sub-advisory agreement with the investment advisor to HMS Income Fund, Inc., a non-listed BDC •MAIN(1) provides asset management services, including sourcing, diligence and post-investment monitoring •MAIN(1) receives 50% of the investment advisor’s base management fee and incentive fees – MAIN(1) base management fee – 1% of total assets – MAIN(1) incentive fees – 10% of net investment income above a hurdle and 10% of net realized capital gains Benefits to MAIN •No significant increases to MAIN’s operating costs to provide services (utilize existing infrastructure and leverage fixed costs) •No invested capital – monetizing the value of MAIN franchise •Significant positive impact on MAIN’s financial results – $2.7 million contribution to net investment income in the second quarter of 2018(2) – $5.3 million contribution to net investment income for the six months ended June 30, 2018(2) – $9.4 million contribution to net investment income for the year ended December 31, 2017(2) – $62.7 million of cumulative unrealized appreciation as of June 30, 2018 (1) Through MAIN’s wholly owned unconsolidated subsidiary, MSC Advisor I, LLC (2) Contribution to Net Investment Income includes (a) dividend income received by MAIN from MSC Advisor I, LLC and (b) operating expenses allocated from MAIN to MSC Advisor I, LLC

 Diversity provides structural protection to investment portfolio, revenue sources, income and cash flows Includes complementary LMM debt and equity investments, Middle Market debt investments and Private Loan debt investments Total investment portfolio at fair value consists of approximately 46% LMM / 25% Middle Market / 22% Private Loan / 7% Other(1) Portfolio investments 181 LMM, Middle Market and Private Loan portfolio companies •Average investment size of $11.4 million •Largest individual portfolio company represents 7.9%(2) of total investment income and 2.7% of total portfolio fair value (most investments are less than 1%) •Five non-accrual investments, which represent 1.2% of the total investment portfolio at fair value and 3.5% at cost. •Weighted-average effective yield of 10.5% Significant diversification •Issuer •Industry •Transaction type (1) Other includes MSC Advisor I, LLC, MAIN’s External Investment Manager (2) Based upon total investment income for the trailing twelve month period ended June 30, 2018 •Geography •End markets •Vintage

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 Construction & Engineering, 8%Energy Equipment & Services, 7% Machinery, 5%Commercial Services & Supplies, 5% Media, 5%Diversified Telecommunication Services, 5% IT Services, 4%Hotels, Restaurants & Leisure, 4% Aerospace & Defense, 4%Food Products, 4% Health Care Providers & Services, 4%Specialty Retail, 4% Internet Software & Services, 4%Electronic Equipment, Instruments & Components, 4% Leisure Equipment & Products, 3%Professional Services, 3% Oil, Gas & Consumable Fuels, 3%Computers & Peripherals, 3% Software, 2%Communications Equipment, 2% Diversified Consumer Services, 2%Distributors, 2% Building Products, 2%Construction Materials, 2% Health Care Equipment & Supplies, 1%Internet & Catalog Retail, 1% Road & Rail, 1%Other, 6% (1) Excluding MAIN’s Other Portfolio investments and the External Investment Manager, as described in MAIN’s public filings, which represent approximately 5% of the total portfolio

 Invested Capital by Transaction TypeInvested Capital by Geography (2) LBO/MBO 41% 25%22% 15% 14% 39% 29%9% 6% Acquisition Growth Capital Recapitalization/ Refinancing (1) Excluding MAIN’s Other Portfolio investments and the External Investment Manager, as described in MAIN’s public filings, which represent approximately 5% of the total portfolio (2) Based upon portfolio company headquarters and excluding any MAIN investments headquartered outside the U.S., which represent approximately 3% of the total portfolio

 LMM Investment Portfolio consists of a diversified mix of secured debt and lower cost basis equity investments 70 portfolio companies / $1,084.9 million in fair value •46% of total investment portfolio at fair value Debt yielding 12.2% (69% of LMM portfolio at cost) •98% of debt investments have first lien position •52% of debt investments earn fixed-rate interest •Approximately 850 basis point net interest margin vs. “matched” fixed interest rate on SBIC debentures Equity in 99% of LMM portfolio companies representing 38% average ownership position (31% of LMM portfolio at cost) •Opportunity for fair value appreciation, capital gains and cash dividend income •63% of LMM companies(1) with direct equity investment are currently paying dividends •Fair value appreciation of equity investments supports Net Asset Value per share growth •Lower entry multiple valuations, lower cost basis •$175.3 million, or $2.90 per share, of cumulative pre-tax net unrealized appreciation at June 30, 2018 (1) Includes the LMM companies which (a) MAIN is invested in direct equity and (b) are treated as flow-through entities for tax purposes; based upon dividend income for the trailing twelve month period ended June 30, 2018

 LMM Investment Portfolio is a pool of high quality, seasoned assets with attractive risk-adjusted return characteristics Median LMM portfolio credit statistics: •Senior leverage of 3.3x EBITDA to MAIN debt position •2.6x EBITDA to senior interest coverage •Total leverage of 3.3x EBITDA including debt junior in priority to MAIN •Free cash flow de-leveraging improves credit metrics and increases equity appreciation Average investment size of $13.0 million (less than 1% of total investment portfolio) Opportunistic, selective posture toward new investment activity over the economic cycle High quality, seasoned LMM portfolio •Total LMM portfolio investments at fair value equals 119% of cost •Equity component of LMM portfolio at fair value equals 174% of cost •Majority of LMM portfolio has de-leveraged and experienced equity appreciation

 Private Loan Investment Portfolio provides a diversified mix of investments and sources of income to complement the LMM Investment Portfolio 54 investments / $516.8 million in fair value •22% of total investment portfolio at fair value Average investment size of $10.1 million (less than 1% of total portfolio) Investments in secured debt investments • 93% of current Private Loan portfolio is secured debt • 94% of current Private Loan debt portfolio is first lien term debt 87% of Private Loan debt investments bear interest at floating rates(1), providing matching with MAIN’s floating rate credit facility Weighted-average effective yield of 9.8%, representing a greater than 550 basis point net interest margin vs. “matched” floating rate on the MAIN credit facility • Floating rate debt investments (87% floating rate), which provide the opportunity for positive impact on yields if market benchmark interest rates increase (1) 92% of floating interest rates on Private Loan debt investments are subject to contractual minimum “floor” rates

 Middle Market Investment Portfolio provides a diversified mix of investments and sources of income to complement the LMM Investment Portfolio 57 investments / $591.6 million in fair value •25% of total investment portfolio at fair value Average investment size of $10.7 million (less than 1% of total portfolio) Investments in secured and/or rated debt investments • 97% of current Middle Market portfolio is secured debt • 89% of current Middle Market debt portfolio is first lien term debt More relative investment liquidity compared to LMM 92% of Middle Market debt investments bear interest at floating rates(1), providing matching with MAIN’s floating rate credit facility Weighted-average effective yield of 9.4%, representing a greater than 510 basis point net interest margin vs. “matched” floating rate on the MAIN credit facility • Floating rate debt investments (92% floating rate) provide the opportunity for positive impact on yields if market benchmark interest rates increase (1) 94% of floating interest rates on Middle Market debt investments are subject to contractual minimum “floor” rates

 Appendix

MAIN Income Statement Summary

($ in 000's)	Q2 17	Q3 17	Q4 17	Q1 18[1]	Q2 18[2]	Q2 18 vs. Q2 17 % Change[3]
Total Investment Income	$ 50,271	$ 51,786	$ 55,797	$ 55,942	$ 59,869	19%
Expenses:						
Interest Expense	(8,793)	(9,420)	(9,659)	(10,265)	(10,833)	-23%
G&A Expense	(5,987)	(5,861)	(6,171)	(6,399)	(7,092)	-18%
Distributable Net Investment Income (DNII)	35,491	36,505	39,967	39,278	41,944	18%
DNII Margin %	70.6%	70.5%	71.6%	70.2%	70.1%	
Share-based compensation	(2,798)	(2,476)	(2,484)	(2,303)	(2,432)	13%
Net Investment Income	32,693	34,029	37,483	36,975	39,512	21%
Net Realized Gain (Loss)[1][2]	10,981	(10,706)	(11,660)	7,460	(15,466)	NM
Net Unrealized Appreciation (Depreciation)[1]	1,329	16,147	47,706	(10,897)	32,701	NM
Income Tax Benefit (Provision)	(2,174)	(4,571)	(12,089)	979	(1,296)	NM
Net Increase in Net Assets	$ 42,829	$ 34,899	$ 61,440	$ 34,517	$ 55,451	29%

(1) Excludes the effect of the $1.4 million realized loss recognized in the first quarter of 2018 on the repayment of the SBIC debentures which had previously been accounted for on the fair value method of accounting and the accounting reversals of prior unrealized depreciation related to the realized loss. The net effect of this item has no effect on Net Increase in Net Assets or Distributable Net Investment Income.

(2) Includes the effect of the $1.5 million realized loss on extinguishment of debt recognized in the second quarter of 2018 related to the redemption of the 6.125% Notes.

(3) Percent change from prior year is based upon impact (increase/(decrease)) on Net Increase in Net Assets

NM – Not Measurable / Not Meaningful

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
Page 37

MAIN ST CAPITAL CORPORATION

MAIN Per Share Change in Net Asset Value (NAV)

($ per share)	Q2 17	Q3 17	Q4 17	Q1 18[1]	Q2 18[2]
Beginning NAV	$ 22.44	$ 22.62	$ 23.02	$ 23.53	**$ 23.67**
Distributable Net Investment Income	0.63	0.64	0.69	0.67	**0.70**
Share-Based Compensation Expense	(0.05)	(0.04)	(0.04)	(0.04)	**(0.04)**
Net Realized Gain (Loss)[1][2]	0.20	(0.19)	(0.20)	0.13	**(0.25)**
Net Unrealized Appreciation (Depreciation)[1]	0.02	0.28	0.82	(0.19)	**0.55**
Income Tax Benefit (Provision)	(0.04)	(0.08)	(0.20)	0.02	**(0.03)**
Net Increase in Net Assets	0.76	0.61	1.07	0.59	**0.93**
Regular Monthly Dividends to Shareholders	(0.56)	(0.56)	(0.57)	(0.57)	**(0.57)**
Supplemental Dividends to Shareholders	(0.28)	-	(0.28)	-	**(0.28)**
Accretive Impact of Stock Offerings[3]	0.31	0.30	0.25	0.08	**0.29**
Other [4]	(0.05)	0.05	0.04	0.04	**(0.08)**
Ending NAV	$ 22.62	$ 23.02	$ 23.53	$ 23.67	**$ 23.96**
Weighted Average Shares	56,166,782	57,109,104	58,326,827	58,852,252	**59,828,751**

Certain fluctuations in per share amounts are due to rounding differences between quarters.

(1) Excludes the effect of the $1.4 million realized loss recognized in the first quarter of 2018 on the repayment of the SBIC debentures which had previously been accounted for on the fair value method of accounting and the accounting reversals of prior unrealized depreciation related to the realized loss. The net effect of this item has no effect on Net Increase in Net Assets or Distributable Net Investment Income.
(2) Includes the effect of the $1.5 million realized loss on extinguishment of debt recognized in the second quarter of 2018 related to the redemption of the 6.125% Notes.
(3) Includes accretive impact of shares issued through the Dividend Reinvestment Plan (DRIP) and ATM program.
(4) Includes differences in weighted-average shares utilized for calculating changes in NAV during the period and actual shares outstanding utilized in computing ending NAV and other minor changes.

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
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MAIN Balance Sheet Summary

($ in 000's, except per share amounts)	Q2 17	Q3 17	Q4 17	Q1 18	Q2 18
LMM Portfolio Investments	$ 932,074	$ 938,042	$ 948,196	$ 1,049,772	$ 1,084,897
Middle Market Portfolio Investments	624,060	607,476	609,256	617,941	591,600
Private Loan Investments	379,809	485,929	467,474	496,533	516,836
Other Portfolio Investments	103,899	99,230	104,611	101,066	108,131
External Investment Manager	37,104	39,304	41,768	48,722	62,667
Cash and Cash Equivalents	21,799	30,144	51,528	29,090	40,484
Other Assets	65,973	69,557	42,562	58,051	56,730
Total Assets	$ 2,164,718	$ 2,269,682	$ 2,265,395	$ 2,401,175	$ 2,461,345
Credit Facility	$ 303,000	$ 355,000	$ 64,000	$ 188,000	$ 289,000
SBIC Debentures[(1)]	255,663	269,345	288,483	306,182	306,418
Notes Payable	262,159	262,416	444,688	445,096	356,296
Other Liabilities	61,151	53,255	87,856	65,297	62,277
Net Asset Value (NAV)	1,282,745	1,329,666	1,380,368	1,396,600	1,447,354
Total Liabilities and Net Assets	$ 2,164,718	$ 2,269,682	$ 2,265,395	$ 2,401,175	$ 2,461,345
Total Portfolio Fair Value as % of Cost	105%	106%	108%	107%	109%
Common Stock Price Data:					
High Close	$ 40.39	$ 40.40	$ 41.55	$ 39.90	$ 38.86
Low Close	37.80	38.13	39.71	35.41	36.76
Quarter End Close	38.46	39.75	39.73	36.90	38.06

(1) Includes adjustment to the face value of Main Street Capital II, LP ("MSC II") Small Business Investment Company ("SBIC") debentures pursuant to the fair value method of accounting elected for such MSC II SBIC borrowings. Total par value of MAIN's SBIC debentures at June 2018 was $313.8 million.

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
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MAIN Corporate Data

Please visit our website at www.mainstcapital.com for additional information

Board of Directors

Michael Appling, Jr.
Chief Executive Officer (CEO)
TnT Crane & Rigging

Valerie L. Banner
VP, General Counsel & Corporate Secretary
Exterran Corporation

Joseph E. Canon
Executive Director
Dodge Jones Foundation

Vincent D. Foster
Chairman & CEO
Main Street Capital Corporation

Arthur L. French
Retired CEO/Executive

J. Kevin Griffin
SVP, Financial Planning & Analysis
Novant Health, Inc.

Dwayne L. Hyzak
President & COO
Main Street Capital Corporation

John E. Jackson
President & CEO
Spartan Energy Partners, LP

Brian E. Lane
CEO & President
Comfort Systems USA

Stephen B. Solcher
SVP, Finance and Operations & Chief Financial Officer
BMC Software

Executive Officers

Vincent D. Foster,
Chairman & CEO

Dwayne L. Hyzak
President & Chief Operating Officer (COO)

Curtis L. Hartman
Vice Chairman, Chief Credit Officer & Senior Managing Director (SMD)

David L. Magdol
Vice Chairman, Chief Investment Officer & SMD

Brent D. Smith
Chief Financial Officer & Treasurer

Jason B. Beauvais
SVP, General Counsel, Secretary & Chief Compliance Officer

Nicholas T. Meserve
Managing Director (MD)

Shannon D. Martin
Vice President & Chief Accounting Officer

Research Coverage

Tim Hayes
B. Riley FBR, Inc.
(703) 312-1819

Mitchel Penn
Janney Montgomery Scott
(410) 583-5976

Christopher R. Testa
National Securities
(212) 417-7447

Robert J. Dodd
Raymond James
(901) 579-4560

Jason Arnold
RBC Capital Markets, LLC
(415) 633-8594

Corporate Headquarters

1300 Post Oak Blvd, 8th Floor
Houston, TX 77056
Tel: (713) 350-6000
Fax: (713) 350-6042

Independent Registered Public Accounting Firm

Grant Thornton, LLP
Houston, TX

Corporate Counsel

Eversheds Sutherland (US) LLP
Washington D.C.

Securities Listing

Common Stock – NYSE: MAIN

Transfer Agent

American Stock Transfer & Trust Co.
Tel: (212) 936-5100
www.astfinancial.com

Investor Relation Contacts

Dwayne L. Hyzak
President & COO

Brent D. Smith
Chief Financial Officer

Tel: (713) 350-6000

Ken Dennard
Mark Roberson
Dennard Lascar Investor Relations
Tel: (773) 529-6600

Investment Committee

Vincent D. Foster, Chairman & CEO

Curtis L. Hartman, VC, CCO & SMD

Dwayne L. Hyzak, President & COO

David L. Magdol, VC, CIO & SMD

Credit Committee

Vince D. Foster, Chairman & CEO

Curtis L. Hartman, VC, CCO & SMD

Dwayne L. Hyzak, President & COO

Nicholas T. Meserve, MD

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
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